FIRSTMERIT EQUITY FUND
(A PORTFOLIO OF FIRSTMERIT FUNDS.)

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2000

      Following is information that supplements your FirstMerit Equity Fund prospectus. We are providing it to advise you of the increase of the maximum front-end sales charge from 4.50% to 5.50%. The increase will take effect March 1, 2000. Keep in mind that the sales charge at purchase may still be reduced or eliminated by:

o     quantity of purchases of shares;
o combining concurrent purchases of shares by you, your spouse, and your children under age 21;
o accumulating purchases (in calculating the sales charge on additional purchase, you may count the current value of previous share purchases still invested in the Fund);

o signing a letter of intent to purchase at least $100,000 of Fund shares within 13 months (call the Fund for an application and more information); or

o     reinvesting redemption proceeds within 60 days.

         The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has 5% return each year and that the Fund operating expenses are BEFORE WAIVERS. Although your actual costs my be higher or lower, based on these assumptions your cost would be:

                                           1 YEAR 3     5      10
                                                  YEARS YEARS  YEARS
            FIRSTMERIT EQUITY FUND          $704  $1,027$1,373 $2,346


SALES CHARGE WHEN YOU PURCHASE FIRSTMERIT EQUITY FUND

Fund shares will be sold at net asset value (NAV) plus a sales charge as follows:

                                   Sales Charge as a     Sales Charge as

Purchase Amount                    Percentage of         a Percentage of
                                   Public Offering       NAV
                                   Price
Less than $50,000                  5.50%                 5.82%
$50,000 but less than              4.50%                 4.71%
$100,000

$100,000 but less than             3.75%                 3.90%
$250,000

$250,000 but less than             2.50%                 2.56%
$500,000

$500,000 but less than $1          2.00%                 2.04%
million

$1 million or greater1             0.00%                 0.00%



Cusip 337944102
25139

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